Exhibit 10.6

PROMISSORY NOTE

September 30, 2010

1. Principal. Iridium Satellite LLC, a Delaware limited liability company (the “Issuer”), hereby promises to pay to the order of Motorola, Inc., a Delaware corporation (the “Holder”), the principal amount of Twenty-Three Million and 00/100 Dollars ($23,000,000) (the “Original Principal Amount”) ( together with interest thereon calculated from the date hereof in accordance with the provisions of this instrument (this “Note”). For purposes of this Note, the term “Principal Balance” shall mean an amount equal to (a) the Original Principal Amount, plus (b) all accrued and unpaid interest that has been added to the outstanding principal balance of this Note in accordance with Section 2, minus (c) all payments of principal made by the Issuer from time to time pursuant to the terms of this Note. If not paid in full earlier, the entire Principal Balance and all accrued and unpaid interest shall be due and payable in full on December 31, 2011 (the “Maturity Date”).

2. Payment of Interest. Except as otherwise expressly provided herein, the Principal Balance of this Note shall bear interest (computed on the basis of actual days elapsed in any year) at a rate of ten percent (10%) per annum. Interest accruing on the Principal Balance of this Note shall be compounded and added to the outstanding principal balance of this Note on the last day of each calendar month beginning on October 31, 2010. All accrued and unpaid interest on this Note shall be paid upon the payment in full of the entire outstanding Principal Balance of this Note (whether on the Maturity Date or as a result of the acceleration of the maturity thereof), or if a prepayment of this Note is made, on the Principal Balance prepaid, and, if payment in full is not paid when due, thereafter on demand. Any accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal payment on this Note is made. During the occurrence and continuance of a Default, the rate of interest payable pursuant to this Section 2 shall be increased by two percent (2%) per annum.

3. Payment. All payments to be made to the Holder under this Note shall be made to the Holder in lawful money of the United States of America either by wire transfer in same-day funds to an account directed by the Holder in writing or by check to the Holder at such address as the Holder may from time to time direct in writing.

4. Prepayment. The Issuer, at its option, may prepay without premium or penalty all or any portion of the Principal Balance of this Note at any time, plus accrued and unpaid interest through the date of such payment.

5. Security. The Issuer’s obligations under this Note are secured pursuant to the terms of that certain Security Agreement dated as of the date hereof (the “Security Agreement”) executed by the Issuer in favor of Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as collateral agent for the Holder (the “Collateral Agent”).

6. Guaranty. Each of Iridium Holdings LLC, a Delaware limited liability company (“Iridium Holdings”), and Iridium Communications Inc., a Delaware corporation (“Iridium Communications”; and together with Iridium Holdings, each a “Guarantor”), has entered into that certain Guaranty dated as of the date hereof in favor of the Holder (the “Guaranty”) pursuant to which the Guarantors have jointly and severally guaranteed the Issuer’s obligations under the Note Documents (as defined below) to which the Issuer is a party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7. Representations and Warranties. To induce the Holder to accept this Note, the Issuer warrants that:

(a) The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Issuer and each of its subsidiaries is in good standing and is duly qualified to do business in each state where, because of the nature of its activities or properties, such qualification is required, except where failure to be so qualified could not reasonably be expected to materially and adversely affect (1) the financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document.

(b) The Issuer is duly authorized to execute and deliver this Note, the Security Agreement, the Deposit Account Control Agreement (the “Deposit Account Control Agreement”) dated as of the date hereof among the Issuer, the Collateral Agent and Bank of America, N.A. (the “Depositary Bank”), the Collateral Agency and Priority Agreement (the “Intercreditor Agreement”) dated as of the date hereof among the Issuer, the Collateral Agent, the Holder and Société Générale, as agent (the “COFACE Agent”) for the COFACE Creditors and each other document from time to time entered into in connection herewith and therewith (all such documents, together with the Guaranty, the “Note Documents”) to which it is a party, and the Issuer is and will continue to be duly authorized to perform its obligations under this Note and the other Note Documents. The execution, delivery and performance by the Issuer of the Note Documents to which it is a party do not and will not require any consent or approval of any governmental agency or authority that has not been or will not be promptly obtained.

(c) The execution, delivery and performance by the Issuer of the Note Documents to which it is a party do not and will not conflict with (a) any provision of law, (b) the charter documents of the Issuer, (c) any agreement binding upon the Issuer or any of its Subsidiaries, or (d) any court or administrative order or decree applicable to the Issuer or any of its Subsidiaries, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of the Issuer or any of its subsidiaries (other than Liens granted pursuant to the Security Agreement and Permitted Liens).

(d) Each Note Document to which it is a party is a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(e) The Issuer is not in default under any agreement or instrument to which the Issuer is a party or by which any of its properties or assets is bound or affected, which default could reasonably be expected to materially and adversely affect (1) the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document. No Default has occurred and is continuing.

(f) No claims, litigation, arbitration proceedings or governmental proceedings are pending or threatened against or are affecting the Issuer or any of its subsidiaries, the results of which could reasonably be expected to materially and adversely affect (1) the financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document. Neither the Issuer nor any of its Subsidiaries has any contingent liabilities which are material to the Issuer and its Subsidiaries taken as a whole.

(g) The Issuer and its Subsidiaries are in material compliance with all statutes and governmental rules and regulations applicable to them.

(h) The Pledged Account (as defined below) maintained at the Depositary Bank is the Issuer’s primary collection account for Accounts Receivable (as defined below) and is the Issuer’s primary operating account. Not less than 90% of the aggregate dollar amount of all payments received from the Issuer’s customers are deposited into the Pledged Account.

8. Covenants. So long as any of the obligations of the Issuer under this Note are outstanding and unpaid:

(a) The Issuer shall not change its name, identity, corporate structure, organizational identification number, if any, or jurisdiction of organization (within the meaning of Section 9-102 of any applicable enactment of the Code) unless it shall have: (i) given the Holder at least thirty (30) days’ prior written notice thereof and (ii) the Holder shall have received all financing statements, instruments and other documents reasonably requested by the Holder in connection with such change in order to preserve the perfection and priority of the security interest granted pursuant to the Security Agreement.

(b) The Issuer shall at all times defend its title to the Collateral and the Collateral Agent’s Liens therein against all Persons, claims and demands whatsoever, other than Permitted Liens. The Issuer shall not, directly or indirectly, create, incur or permit to exist any Lien of any kind on or with respect to all or any portion of the Collateral other than (i) Liens in favor of the Collateral Agent for the benefit of the Holder and (ii) Permitted Liens.

(c) The Issuer shall maintain deposit account number 0039-2131-3284 at the Depositary Bank, which deposit account shall be referred to herein as the “Pledged Account”. The Deposit Account Control Agreement shall establish the Collateral Agent’s control over and Lien in the Pledged Account. Subject to the terms of the Intercreditor Agreement, the Collateral Agent’s rights under the Deposit Account Control

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement may be exercised by the Collateral Agent following the occurrence of any Default, requiring prompt deposit of all remittances received in any lockbox administered by the Depositary Bank (collectively, the “Lockbox”) to the Pledged Account, and waiving offset rights of such servicer or bank, except for customary charges agreed to by the Holder therein. Following the occurrence of a Default, the Collateral Agent will apply the proceeds of the Collateral in accordance with the terms of the Intercreditor Agreement. The Holder assumes no responsibility to the Issuer for any lockbox arrangement or the Pledged Account, including any claim of accord and satisfaction or release with respect to any payment items accepted by any lockbox servicer (if any) or the Depositary Bank.

(d) The Issuer shall establish and maintain in favor of the Collateral Agent for the benefit of the Holder a valid and perfected first priority security interest in the Collateral free and clear of any Liens other than (i) Liens in favor of the Collateral Agent for the benefit of the Holder and (ii) Permitted Liens (including, without limitation, by filing all financing statements or other similar instruments or documents necessary under the Code (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent’s interest in the Collateral and taking such other action to perfect, protect or more fully evidence the interest of the Collateral Agent, as the Holder may reasonably request).

(e) The Issuer shall cause (1) all proceeds from the Lockbox to be directly deposited into the Pledged Account and (2) the Lockbox and Pledged Account to be subject at all times to the Deposit Account Control Agreement that is in full force and effect unless the Collateral Agent acting on behalf of the Intercreditor Parties has terminated such agreement. Except as otherwise set forth in the last sentence of this Section 8(e), in the event any payments relating to Accounts Receivable are remitted to any account other than the Pledged Account or directly to the Issuer or any affiliate of the Issuer, the Issuer will remit (or will cause all such payments to be remitted) directly to the Depositary Bank and deposited into the Pledged Account within two (2) business days following receipt thereof, and, at all times prior to such remittance, the Issuer will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Collateral Agent for the benefit of the Holder. The Issuer will maintain exclusive ownership, dominion and control (subject to the terms of the Note Documents) of the Lockbox and the Pledged Account and shall not grant the right to take dominion and control of the Lockbox or the Pledged Account at a future time or upon the occurrence of a future event to any Person, except to the Collateral Agent as contemplated by the Note Documents. At all times, the Issuer shall cause not less than 90% of the aggregate dollar amount of all payments in respect of Accounts Receivable to be made directly to the Pledged Account (or the Lockbox).

(f) The Issuer shall not close the Pledged Account, terminate or replace the Depositary Bank, or make any change in the instructions to Account Debtors regarding payments to be made to the Lockbox or the Pledged Account, unless the Holder shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such closure, termination, replacement or change and (ii) with respect to the closure, termination or replacement of any depositary bank, collection

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

account or lock-box in respect of any Accounts Receivable, an executed account control agreement (in form and substance satisfactory to the Holder) with respect to such replacement depositary bank, collection account or lock-box relating to Accounts Receivable.

(g) From and after September 1, 2011 to but excluding October 15 2011, the Issuer shall maintain at all times a minimum aggregate balance in the Pledged Account of not less than $10,000,000. From and after October 15, 2011 to but excluding November 30, 2011, the Issuer shall maintain at all times a minimum aggregate balance in the Pledged Account of not less than $15,000,000. From and after November 30, 2011, the Issuer shall maintain at all times a minimum aggregate balance in the Pledged Account of not less than one hundred-three percent (103%) of the total outstanding amount of principal and accrued and unpaid interest due on this Note.

(h) The Issuer will comply with all laws, rules, regulations and orders of any governmental authority applicable to it or its property except where the failure to so comply could not reasonably be expected to materially and adversely affect (1) the financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document.

(i) The Issuer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to materially and adversely affect (1) the financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document.

9. Financial Reporting Covenants. (a) So long as any of the obligations of the Issuer under this Note are outstanding and unpaid, the Issuer will furnish or cause to be furnished to the Holder at its office:

(i) within one hundred twenty (120) days after the end of each fiscal year of Iridium Communications, the audited balance sheet of Iridium Communications as at the end of such year, and the related audited statements of income and retained earnings and related audited statements of cash flows for such year, all of which shall be on a consolidated basis with Iridium Communications’ subsidiaries, which financial statements (A) shall set forth in comparative form such figures as at the end of and for the previous year, and (B) shall be accompanied by an opinion of independent certified public accountants of recognized standing reasonably satisfactory to the Holder, stating that such financial statements are prepared without deviation from generally accepted account principles (“GAAP”) (provided that delivery of Iridium Communications’ Form 10-K containing the information required to be contained therein pursuant to the rules and regulations of the Securities and Exchange Commission, including financial statements reported on by independent public accountants, shall be deemed to satisfy the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

foregoing delivery requirements), together with statement of the Chief Financial Officer of Iridium Communications certifying that all such financial statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Iridium Communications and its subsidiaries on a consolidated basis, as at the end of such fiscal year and for the period then ended, and that there was no Default in existence as of such time or, if a Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default;

(ii) within forty-five (45) days after the last day of each fiscal quarter in each fiscal year of Iridium Communications, (i) the balance sheet of Iridium Communications as at the end of such fiscal quarter, and the related statement of income and retained earnings and related statement of cash flows for such fiscal quarter and for the elapsed portion of the year ended with the last day of such fiscal quarter, and (ii) the balance sheet of Iridium Communications as at the end of such fiscal quarter, and the related statement of income and retained earnings and related statement of cash flows for such fiscal quarter and for the elapsed portion of the year ended with the last day of such quarter, which financial statements shall set forth in comparative form such figures as at the end of such fiscal quarter during the previous fiscal year and for such fiscal quarter during the previous fiscal year, all of which shall be on a consolidated with Iridium Communications’ subsidiaries, and in each case shall be certified by an authorized signatory to, in his or her opinion, present fairly in accordance with GAAP the financial position of Iridium Communications, as at the end of such period and the results of operations for such period, and for the elapsed portion of the fiscal year ended with the last day of such period, subject only to normal year-end adjustments, the absence of footnotes (provided that delivery of Iridium Communications’ Form 10-Q containing the information required to be contained therein pursuant to the rules and regulations of the Securities and Exchange Commission, including financial statements reported on by independent public accountants, shall be deemed to satisfy the foregoing delivery requirements), together with statement of the Chief Financial Officer of Iridium Communications certifying that all such financial statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Iridium Communications and its subsidiaries on a consolidated basis, as at the end of such fiscal quarter and for the period then ended, and that there was no Default in existence as of such time or, if a Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default; and

(iii) as soon as available but in any event within twenty (20) days of the end of each calendar month and at such other times as may be requested by the Holder, as of the period then ended, delivered electronically in a text formatted file acceptable to the Holder an aging report of the Issuer’s Accounts Receivable in the form of Exhibit A attached hereto; and

(iv)(a) promptly upon request by the Holder, copies of all account statements received from the Depositary Bank with respect to the Pledged Account, and (b) commencing with September 1, 2011, copies of daily screen shots of the current balance in the Pledged Account.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) The Issuer shall notify the Holder in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

(i)(A) the entry of any judgment or decree against any Guarantor, the Issuer or any of its subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Guarantors, the Issuer and its subsidiaries exceeds $5,000,000 (after deducting the amount with respect to which any such Guarantor, the Issuer or any such subsidiary is insured and with respect to which the insurer has not denied responsibility) and (B) the institution of any litigation, arbitration proceeding or governmental proceeding against any Guarantor, the Issuer or any of its subsidiaries which, individually or in the aggregate, could reasonably be expected to materially and adversely affect (1) the financial condition or operations of any Guarantor, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document;

(ii) the occurrence of any event or condition that has had or could reasonably be expected to have a material adverse affect on (1) the financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of the Guarantors or the Issuer to perform their obligations under any Note Document;

(iii) the occurrence of a default or an event of default under any Indebtedness pursuant to which any Guarantor or the Issuer is a debtor or an obligor, the aggregate outstanding principal amount of which exceeds $1,000,000.

10. Default. If one or more of the following events shall occur and be continuing (each, a “Default”):

(a) the Issuer defaults in the payment of any principal or interest on this Note when the same becomes due and payable; or

(b) any representation, warranty or other written statement of any Guarantor or the Issuer made in connection with any Note Documents or transactions contemplated thereby is incorrect or misleading in any material respect when given; or

(c) any Guarantor or the Issuer breaches or fails to perform any covenant contained in this Note or any other Note Document to which it is party (other than those specified in clause (a) above) and such breach or failure continues for a period of ten (10) business days after (i) the Issuer knew or should have known of such breach or failure or (ii) receipt by the Issuer of written notice from the Holder of such breach or failure; provided, however, that such opportunity to cure shall not apply if the breach or failure to perform is not capable of being cured within such ten-day period or is a willful breach by such Guarantor or the Issuer; or

(d) any breach or default of any Guarantor or the Issuer occurs under any document, instrument or agreement to which it is a party or by which it or any of its properties is bound, relating to any Indebtedness (other than the Indebtedness evidenced by this Note) in excess of $1,000,000;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f) any judgment or order for the payment of money is entered against any Guarantor or the Issuer in an amount that exceeds, individually or cumulatively with all unsatisfied judgments or orders against the Guarantors and the Issuer, $5,000,000 (net of any insurance coverage therefor acknowledged in writing by the insurer), and such Guarantor or the Issuer, as applicable, shall not discharge the same in accordance with its terms, or procure a stay of execution thereof, within thirty (30) days after the date of entry thereof and, within said period of thirty (30) days, or such longer period during which the execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Guarantor or the Issuer or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Guarantor or the Issuer or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for thirty (30) days or an order or decree approving or ordering any of the foregoing shall be entered; or

(h) any Guarantor or the Issuer shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Guarantor or the Issuer or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; if a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of such Guarantor or the Issuer, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of thirty (30) days; or

(i)(a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of thirty-five percent (35%) or more of the issued and outstanding shares of capital stock of Iridium Communications having the right to vote for the election of directors of Iridium Communications under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

who at the beginning of such period constituted the board of directors of Iridium Communications (together with any new directors whose election by the board of directors of Iridium Communications or whose nomination for election by the stockholders of Iridium Communications was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; or (c) Iridium Communications ceases to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding capital stock of the Issuer.

then, and in each such case, the Holder by notice to the Issuer and at any time and from time to time, may (i) declare all or part of the principal of and interest on this Note immediately payable, and thereupon the same shall become immediately payable, (ii) exercise and enforce, or cause the Collateral Agent to exercise and enforce, any and all rights and remedies available upon default to a secured party under the Code, including the right to take possession of the Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Issuer hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral (with or without giving any warranties as to the Collateral, title to the Collateral or similar warranties), and, in connection therewith, the Issuer will on demand assemble the Collateral and make it available to the Collateral Agent at a place to be designated by the Collateral Agent acting on behalf of the Holder and (iii) exercise any other rights and remedies available to it by law or agreement. Notwithstanding the foregoing, the Collateral Agent’s exercise of any of its rights and remedies against the Collateral shall be subject to the terms of the Intercreditor Agreement.

11. Payment of Legal Fees and Expenses. The Issuer shall pay all fees, costs and expenses (including the reasonable fees and expenses of its counsel) incurred by the Holder or the Collateral Agent in connection with the negotiation, preparation and filing and/or recordation of the Note Documents and incurred in connection with (i) any amendment, modification or waiver of, or consent with respect to, or termination of, any of the Note Documents and (ii) any attempt to enforce any remedies of the Holder or the Collateral Agent against the Issuer or any Guarantor, including, as to each of clauses (i) and (i) above, all reasonable attorneys’ and other professional and service providers’ fees arising from such services and other advice, assistance or other representation, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 11.

12. Confession of Judgment. Upon execution of this Note, and as additional security for the Issuer paying the entire Principal Balance and all accrued and unpaid interest, the Issuer shall tender to the Holder a fully executed and notarized Confession of Judgment and Power of Attorney (the “Confession of Judgment”) for whatever amount of the Principal Balance and accrued and unpaid interest has not been paid by the close of business on December 31, 2011, in a form that is identical to the document attached hereto as Exhibit B, which is herein incorporated by reference. As set forth in Exhibit B, in the event that the Issuer fails to pay the Principal Balance and all accrued and unpaid interest in accordance with the terms of this Note,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Issuer hereby authorizes and empowers the Clerk of the Cook County Circuit Court to enter a confession of judgment against the Issuer, in favor of the Holder, for all amounts outstanding and owing by the Issuer to the Holder under this Note, which amounts include, without limitation, the Principal Balance, plus all accrued and unpaid interest, plus the reasonable costs of suit and attorneys’ fees for entering and enforcing that judgment. For purposes of this Note and/or any Confession of Judgment, the Issuer represents that the Note was executed in Cook County, Illinois. In the event that the Issuer pays the Principal Balance, plus all accrued and unpaid interest, plus the reasonable costs of suit and attorneys’ fees in accordance with the terms of this Note, the Holder shall return the original Confession of Judgment within five (5) business days after receipt of such payments to the Issuer. In the event that the Issuer fails to pay the Principal Balance and all accrued and unpaid interest by the close of business on December 31, 2011, the Holder may sue to enforce without contest the Confession of Judgment.

13. Miscellaneous.

(a) The provisions under this Note shall (i) be binding upon the Issuer and its respective successors and assigns and (ii) inure to the benefit of the Holder and its respective successor and assigns. The Issuer may not transfer any of its rights or obligations hereunder without the prior written consent of the Holder (and any attempted assignment or transfer by the Issuer without such consent shall be null and void). This Note and the Holder’s rights hereunder and interest herein shall be assignable by the Holder and its successors and assigns without the consent of the Issuer; provided that the Holder and its successors and assigns shall not assign any of its rights and obligations under this Note to any Person listed on Schedule I attached hereto without the prior written consent of the Issuer (which consent shall not be unreasonably withheld or delayed).

(b) If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

(c) This Note shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to or application of conflict of law rules or principles. Any dispute or claim arising out of or in connection with this Note shall be adjudicated in a State or Federal Court located in Cook County, Illinois and each of the Holder (by its acceptance hereof) and the Issuer irrevocably consents to the exclusive jurisdiction and venue of any such court.

(d) No amendment, modification, or termination or waiver of any provision of this Note shall be effective unless the same shall be in writing and signed by the Issuer and the Holder. Each amendment, modification, termination or waiver of this Note shall be effective only in the specific instance and for the specific purpose for which it was given.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) All notices, requests, demands and other communications under this Note shall be in writing and delivered in person or sent by courier service or certified mail, postage prepaid, and properly addressed as follows:

to the Holder:

Motorola, Inc.

1303 East Algonquin Road

Schaumburg, Illinois 60196

Attn: General Counsel

with copies (which copies shall not constitute notice hereunder) to:

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, Illinois 60601

Attn: Oscar A. David

  Jai S. Khanna

to the Issuer:

Iridium Satellite LLC

1750 Tysons Boulevard

Suite 1400

McLean, Virginia 22102

Attn: John Brunette, General Counsel

with copies (which copies shall not constitute notice hereunder) to:

Sidley Austin LLP

1 South Dearborn Street

Chicago, Illinois 60603

Attn: Jeffrey S. Rothstein

All notices and other communications required or permitted under this Note which are addressed as provided in this Section 13(e), if delivered personally or by courier service, shall be effective upon delivery, and, if delivered by certified mail, shall be effective three (3) days after deposit in the United States mail, postage prepaid. Any party may from time to time change its address for the purposes of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

14. Definitions; Rules of Interpretation. (a) In addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings indicated for purposes of this Note (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Accounts Receivable” means all accounts (as such term is defined in the Code), including, without limitation, all rights to payment created by or arising from the sale of goods, lease of goods or the rendition of services no matter how evidenced whether or not earned by performance.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Code” has the meaning set forth in the Security Agreement.

“COFACE Creditors” has the meaning set forth in the Intercreditor Agreement.

“Collateral” has the meaning set forth in the Security Agreement.

“Indebtedness” of any Person as of any date means (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under any leases of property that are required by GAAP to be capitalized on the balance sheet of such Person, (d) all obligations of such Person in respect of bankers’ acceptances issued or created for the account of such Person, (e) all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements, (f) all preferred stock issued by such Person which, pursuant to its terms, is subject to mandatory redemption, retirement or acquisition by such Person on or prior to the Maturity Date and (g) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (f) secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

“Intercreditor Parties” shall mean the Holder and the COFACE Creditors.

“Lien” has the meaning set forth in the Security Agreement.

“Permitted Liens” means”:

(i) Liens in favor of the Collateral Agent for the benefit of the COFACE Creditors which Liens shall be junior and subordinate to the Liens of the Collateral Agent for the benefit of the Holder as set forth in the Intercreditor Agreement;

(ii) rights of the Depositary Bank under the Deposit Account Control Agreement;

(iii) Liens imposed by law for taxes that are not yet due or are being contested in good faith by appropriate proceedings, provided that (A) adequate reserves with respect to such contested taxes are maintained on the books of the Issuer in accordance with GAAP; (B) such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such taxes; (C) none of the Collateral becomes subject to forfeiture or loss as a result of such contest; (D) the Issuer promptly pays or discharges such contested taxes and all additional charges, interest, penalties and expenses, if any, and delivers to the Holder evidence reasonably acceptable to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Holder of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to the Issuer or the conditions set forth in this clause (iii) are no longer met; and (E) the Holder has not advised the Issuer in writing that the Holder reasonably believes that nonpayment or nondischarge of such contested taxes could reasonably be expected to materially and adversely affect (1) the financial condition or operations of the Guarantors, the Issuer and their respective Subsidiaries taken as a whole or (2) the ability of any Guarantor or the Issuer to perform its respective obligations under any Note Document; and

(iv) Liens in respect of judgments that do not constitute a Default under clause (f) of Section 10.

“Person” has the meaning set forth in the Security Agreement.

“Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

(b) Whenever the context requires, the gender of all words used in this Note includes the masculine, feminine and neuter, and the singular includes the plural and vice-versa. All references to Sections refer to sections of this Note, and all references to Exhibits are to exhibits attached to this Note, each of which is made a part of this Note for all purposes. The term “including” means “including, without limitation.” Any accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP. Any reference to a Person shall be deemed to include such Person’s successors and permitted assigns.

[signature page follows]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Issuer has caused this Note to be executed and delivered by a duly authorized officer as of the date first written above.

IRIDIUM SATELLITE LLC

By: /s/ John S. Brunette
Name: John S. Brunette
Title: Chief Legal and Administrative Officer

[Signature page to Promissory Note]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE I

Each of the following entities, together with their respective affiliates:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Form of Aging Report

See attached.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

# Accounts Receivable – August 2010

August 2010

| ($M) A/R Aging | Total A/R | Current | Past Due 1-30 | Past Due 31-60 | Past Due 61-90 | Past Due 91+ |
|---|---|---|---|---|---|---|
| Commercial Services | $[***] | $[***] | $[***] | $[***] | $[***] | $[***] |
| Equipment & Government | $[***] | $[***] | $[***] | $[***] | $[***] | $[***] |
| A/R Accruals | $[***] | $[***] | (Unbilled gov't revenue, Iridium homed, PSTN, uncollectible airtime allowance, miscellaneous A/R) | | | |
| **Total** | **$[***]** | **$[***]** | **$[***]** | **$[***]** | **$[***]** | **$[***]** |
| % of Total | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% |
| $ change over prior year | [***] | $[***] | $[***] | $[***] | $[***] | $[***] |
| % change over Prior Year | | [***]% | [***]% | [***]% | [***]% | [***]% |

August 2009

| ($M) A/R Aging | Total A/R | Current | Past Due 1-30 | Past Due 31-60 | Past Due 61-90 | Past Due 91+ |
|---|---|---|---|---|---|---|
| Commercial Services | $[***] | $[***] | $[***] | $[***] | $[***] | $[***] |
| Equipment & Government | $[***] | $[***] | $[***] | $[***] | $[***] | $[***] |
| A/R Accruals | $[***] | $[***] | | | | |
| **Total** | **$[***]** | **$[***]** | **$[***]** | **$[***]** | **$[***]** | **$[***]** |
| % of Total | [***]% | [***]% | [***]% | [***]% | [***]% | [***]% |

| YTD Revenue by Customer Group | Equipment | OpenPort | Legacy | Grand Total |
|---|---|---|---|---|
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |
| [***] | [***] | [***] | [***] | [***] |

DSO = a/(b/c)    a = total A/R    b = 3 months of revenue    c = Days for three months

1

iridium Everywhere

EXHIBIT B

CONFESSION OF JUDGMENT AND POWER OF ATTORNEY

Iridium Satellite LLC, (the “Issuer”), by its authorized agent, does hereby irrevocably consent to this Confession of Judgment and Power of Attorney (the “Confession of Judgment”) as follows:

1. The Issuer confesses and authorizes the entry of an Order of Judgment in favor of Motorola, Inc. (the “Holder”) against the Issuer for all amounts outstanding and owing by the Issuer to the Holder under the Promissory Note (the “Note”) issued by the Issuer to the Holder on September 30, 2010, which amounts include, without limitation, the Principal Balance (as defined in the Note), plus all accrued and unpaid interest, plus the reasonable costs of suit and attorneys’ fees (all such amounts are collectively referred to herein as the “Total Sum Due”).

2. This Confession of Judgment is to be held in escrow by the Holder’s counsel unless the Issuer defaults on paying the Principal Balance of the Notes and accrued and unpaid interest thereon. If, after written notice of default of the Note, the Issuer fails to pay (or cause to be paid) the Principal Balance of the Note and all accrued and unpaid interest thereon, the Holder is then authorized to immediately ask the Court to enter an Order of Judgment as described in paragraph 1 above.

3. This Confession of Judgment is for a debt justly due, and arises from the following facts. The Holder and the Issuer entered into a settlement agreement on or around September 30, 2010, pursuant to which the Holder agreed to dismiss its claims in a lawsuit in the Circuit Court of Cook County – Chancery Division. In the settlement agreement, the Issuer agreed, inter alia, to pay the Holder a total of $46,000,000, such payment consisting of a one-time payment of $23,000,000 to be paid on the effective date of the settlement agreement, with the remaining $23,000,000 to be paid pursuant to the terms of the Note, which is attached to the settlement agreement as Exhibit D. Pursuant to the terms of the Note, to which this Confession of Judgment is attached as Exhibit B, the Issuer further agreed that if any amount of the Principal Balance and accrued and unpaid interest remained unpaid by December 31, 2011, the Holder could execute on this Confession of Judgment for the Total Sum Due. The Issuer’s obligations under the Note also are secured pursuant to the terms of a Security Agreement, dated September 30, 2010, executed by the Issuer in favor of the Collateral Agent for the benefit of the Holder.

4. This Confession of Judgment is for the purpose of securing the Holder against the contingency that the Issuer may fail to pay the Total Sum Due. However, the Holder and the Issuer agree that nothing in this Confession of Judgment prevents the Holder from first seeking to enforce the terms of the Note and Security Agreement.

5. In furtherance of this Confession of Judgment, the Issuer hereby authorizes, makes and constitutes the Holder or any of its attorneys to act as its true and lawful attorney in fact, and solely with regard to obligations arising out of this Confession of Judgment, in the Issuer’s name, place, and stead to: (a) appear on the Issuer’s behalf in the Circuit Court of Cook County, which the Issuer agrees has exclusive jurisdiction over the Confession of Judgment; (b) waive a jury trial or any other trial or any other right which the Issuer may have; (c) waive

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

service of process and confess judgment against the Issuer with written notice and in favor of the Holder for the Total Sum Due; (d) consent to an immediate entry of judgment and the issuance of an execution thereon; and (e) waive all rights or errors that may intervene in the entering of the judgment or the issuing of the enforcement of the judgment. The power of attorney granted in this Confession of Judgment is expressly limited to those actions enumerated in this paragraph. The Issuer further agrees that it waives its right to appeal from the judgment.

6. Within five (5) business days after receipt of the Total Sum Due, the Holder shall return this Confession of Judgment to the Issuer’s attorneys at Sidley Austin LLP, 1 South Dearborn Street, Chicago, Illinois 60603.

IN WITNESS WHEREOF, an authorized agent of the Issuer hereto has executed and caused to be notarized this Confession of Judgment on this      day of September, 2010.

IRIDIUM SATELLITE LLC

By:

Name:	John S. Brunette

Title:	Chief Legal and Administrative Officer

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOTARY PUBLIC CERTIFICATE

On this      day of September, 2010, John S. Brunette, who is personally known to me appeared before me in his/her capacity as the Chief Legal and Administrative Office of Iridium Satellite LLC (“Issuer”) and executed on behalf of Issuer the Confession of Judgment and Power of Attorney in favor of Motorola, Inc. to which this Certificate is attached.

Notary Public

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.